EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Report of Piedmont Office Realty Trust, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Donald A. Miller, CFA, Chief Executive Officer of the Registrant, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Donald A. Miller, CFA
Donald A. Miller, CFA
Chief Executive Officer and President November 10, 2010